SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

October 28, 2004
Date of Report (Date of earliest event reported)

Catapult Communications Corporation

(Exact Name of Registrant as Specified in its Charter)

Nevada	0-24701	77-0086010

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

160 South Whisman Road,
Mountain View, California 94041

(Address of Principal Executive Offices) (Zip Code)

(650) 960-1025
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

     On October 28, 2004 Catapult Communications Corporation (“Registrant”) issued a press release announcing the results of operations for the three months and year ended September 30, 2004. The full text of the press release is set forth in Exhibit 99.1 hereto. Pursuant to General Instruction B.6 of Form 8-K, this exhibit is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 but is instead furnished as required by that instruction.

Item 9.01. Financial Statements and Exhibits

     (c) Exhibits

99.1	Press release dated October 28, 2004 announcing the Registrant’s results of operations for the quarter and year ended September 30, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CATAPULT COMMUNICATIONS CORPORATION (Registrant)
Dated: October 28, 2004	By:	/s/ Chris Stephenson
Chris Stephenson
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release dated October 28, 2004 announcing the Registrant’s results of operations for the quarter and year ended September 30, 2004.